CLARIFICATION AND SECOND AMENDMENT TO LEASE AND OPTION TO PURCHASE BETWEEN LIBERTY SILVER CORP., n/k/a BUNKER HILL MINING CORP. AND PLACER MINING CORPORATION

WITNESSETH: It is hereby agreed that the Lease and Option to Purchase Agreement, made and entered into on August 17, 2017, as amended on October 17, 2017, by and between Liberty Silver Corporation, now known as Bunker Hill Mining Corp., and Placer Mining Corporation (hereinafter "Parties"), is hereby CLARIFIED and/or FURTHER AMENDED to provide as follows:

1. The following items are hereby EXPRESSLY EXCLUDED from the Lease and Option to Purchase Agreement, and any other agreement that may be in existence between the Parties, and the Parties hereby agree that the following items are now, and were always, intended to be excluded from the same:

   a. Machine shop parcel, as more particularly described in **Exhibit 1**, attached hereto and incorporated herein by reference, including the building, milling equipment and personal property located upon the parcel and within the building;

   b. All unmilled ore on the deck, estimated to be 7,500 tons; and

   c. All residual lead/zinc ore mined and broken, but not removed from, the Bunker Hill Mine.

2. All other provisions of the August 17, 2017 Lease and Option to Purchase and October 17, 2017 Amendment thereto, not directly affected by this Amendment and Clarification shall remain in full force and effect.

DATED this 30th day of January, 2018.

PLACER MINING CORPORATION,

[redacted]

By:____________________
Robert Hopper, President

DATED this 30th day of January, 2018

BUNKER HILL MINING CORP.

By: [redacted]
Howard Crosby, Vice President

By: [redacted]
Lukas D. O'Dowd, Attorney-in-fact for
Howard Crosby, VP
Bunker Hill Mining Corp._

EXHIBIT 1

Excluded Machine Shop Parcel (Mill Site Parcel) Description

KELLOGG MINE PLANT SHORT PLAT NO 1 LOT 3
Parcel Number: RPD07250000030A
Acres: 3.83

Legal Description:

Being a tract of land situated in the Northeast 1/4 of the Southeast 1/4 of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho more particularly described as follows:

Beginning at a point whence the East 1/4 corner of Section 1, Township 48 North, Range 2 East, B.M., Shoshone County, State of Idaho bears North 59°22'09" East, 395.37 feet distant; thence

Along a curve left, radius = 40 feet, the long chord bears South 15°24'18" West, 27.50 feet; thence

North 78°22'26" West, 36.16 feet; thence

South 10°52'21" West, 204.04 feet; thence

North 75°18'39" West, 252.91 feet; thence

North 02°48'24" West, 383.22 feet; thence

North 31°43'07" East, 271.88 feet; thence

South 39°32'35" East, 342.19 feet; thence

South 17°00'49" West, 108.69 feet; thence

South 09°45'56" East, 92.08 feet to the point of beginning and sometimes referred to as Lot 3 Mine Plant Short Plat No. 1.

Lessor Initials: B. H. Lessee Initials: HC by Lukas D. O'Dowd Attorney-in-Fact

LIMITED SINGLE-TRANSACTION
POWER OF ATTORNEY

By this instrument, the undersigned, Mr. Howard Crosby, a citizen of the United States of America, Executive Vice President, Bunker Hill Mining Corp. (formerly Liberty Silver Corp.), hereby designates, constitutes and appoints Lukas D. O'Dowd as Bunker Hill Mining Corp.'s Agent in the State of Idaho as the true and lawful attorney-in-fact ("Attorney-in-fact"), to act in the Bunker Hill Mining Corp.'s name, place and stead with authorization and general authority to do the following:

A. To negotiate and agree to the terms of the Clarification and Second Amendment to Lease and Option to Purchase between Bunker Hill Mining Corp. and Placer Mining Corporation;.

B. To appear and attend for Bunker Hill Mining Corp. in person the meeting with Placer Mining Corporation whereby the said Clarification and Second Amendment to Lease and Option to Purchase is to be executed;

C. To enter into, execute by signing and deliver on Bunker Hill Mining Corp.'s behalf, the Clarification and Second Amendment to Lease and Option to Purchase and any agreements, contracts, covenants, and other instruments, undertakings or agreements necessary to effectuate the Lease Amendment;

D. This Power of Attorney shall remain in full force and effect and be binding until 11:59 p.m. on February 5, 2018, or until written notice of its revocation.

E. I grant to Attorney-in-fact full power and authority to perform all acts authorized herein to be done in and about the described matter as I could do if personally present.

F. I am fully informed as to all of the contents of this Limited Single-Transaction Power of Attorney and understand the full impact of this grant of powers to Attorney-in-fact.

G. The meaning and effect of this power of attorney is determined by the laws of the state of Idaho. A photocopy or electronically transmitted copy of an original power of attorney has the same effect as the original.

Dated this 27th day of January 2018.

[signature]

Howard Crosby, Executive Vice President
Bunker Hill Mining Corp.

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA)
County of Riverside) ss.

On this 27th day of January, 2018, before me, Samuel Salome, personally appeared, Howard Crosby, who proved to me on the basis of satisfactory evidence to be the Executive Vice President of Bunker Hill Mining Corp., and whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature [signature] (Seal)

SAMUEL SALOME
Commission # 2148236
Notary Public - California
Riverside County
My Comm. Expires Apr 2, 2020